STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE MUTUAL FUNDS



    O     CAPITAL APPRECIATION TRUST        O     HIGH YIELD BOND FUND
    O     CORE EQUITY FUND                  O     INTERNATIONAL EQUITY FUND
    O     DIVERSIFIED GROWTH FUND           O     MID CAP STOCK FUND
    O     GROWTH AND INCOME TRUST           O     SMALL CAP STOCK FUND



      This Statement of Additional Information ("SAI") dated January 2, 2007 as supplemented on January 12, 2007, should be read in conjunction with the Prospectus dated January 2, 2007 describing the shares of the Capital Appreciation Trust, the Growth and Income Trust, the Heritage Income Trust-High Yield Bond Fund and the five series of the Heritage Series Trust, which are the Core Equity Fund, Diversified Growth Fund, the International Equity Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund, (each a "fund" and, collectively, the "funds").

      This SAI is not a prospectus itself. This SAI is incorporated by reference into the funds' Prospectus. In other words, this SAI is legally part of the funds' Prospectus.

      The financial statements for the Capital Appreciation Trust for the fiscal year ended August 31, 2006, the financial statements for the High Yield Bond Fund and the Growth and Income Trust for the fiscal year ended September 30, 2006, and the financial statements for the five series of Series Trust for the fiscal year ended October 31, 2006 are incorporated herein by reference to the funds' Annual Reports to Shareholders dated August 31, 2006, September 30, 2006 and October 31, 2006, respectively. Additionally, stub year financial statements are available for Capital Appreciation, High Yield Bond Fund and the Growth and Income Trust for the fiscal period ending on October 31, 2006. Copies of the Prospectus or annual, stub year and semiannual reports to shareholders are available, without charge, upon request by writing to Heritage Asset Management, Inc. at the address below, calling (800) 421-4184 or by visiting our website at HeritageFunds.com.








                         HERITAGE ASSET MANAGEMENT, INC.
               880 Carillon Parkway, St. Petersburg, Florida 33716

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                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

I.    GENERAL INFORMATION....................................................1
II.   INVESTMENT INFORMATION.................................................1
      A.    Investment Policies, Strategies and Risks........................1
      B.    Industry Classifications........................................24
III.  INVESTMENT LIMITATIONS................................................24
      A.    Fundamental Investment Policies for All Funds..................244
      B.    Non-Fundamental Policies for All Funds..........................25
      C.    Exception.......................................................25
IV.   NET ASSET VALUE......................................................255
V.    INVESTING IN THE FUNDS...............................................277
VI.   INVESTMENT PROGRAMS..................................................277
      A.    Retirement Plans...............................................277
      B.    Rights of Accumulation.........................................277
      C.    Class A Letter of Intent.......................................288
VII.  CONVERSION OF CLASS B SHARES.........................................299
VIII. REDEEMING SHARES.....................................................299
      A.    Receiving Payment...............................................30
      B.    Telephone Transactions..........................................30
      C.    Systematic Withdrawal Plan......................................30
      D.    Waiver of CDSC..................................................31
      E.    Redemptions in Kind.............................................31
      F.    Frequent Purchases and Redemptions of Fund Shares...............31
IX.   EXCHANGE PRIVILEGE....................................................32
X.    DISCLOSURE OF PORTFOLIO HOLDINGS......................................32
XI.   TAXES.................................................................33
XII.  SHAREHOLDER INFORMATION...............................................38
XIII. FUND INFORMATION......................................................38
      A.    Management of the Funds.........................................38
      B.    Five Percent Shareholders.......................................44
      C.    Proxy Voting Policies and Procedures............................45
      D.    Investment Adviser and Administrator; Subadvisers...............46
      E.    Portfolio Managers..............................................52
      F.    Portfolio Turnover and Brokerage Practices......................67
      G.    Distribution of Shares..........................................69
      H.    Payments to Dealers.............................................72
      I.         Additional Services to the Funds...........................73
      J.    Potential Liability.............................................74
      APPENDIX A - INVESTMENT TYPES GLOSSARY...............................A-1
      APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS...............B-1

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I.    GENERAL INFORMATION
      -------------------

      The Heritage Capital Appreciation Trust ("Capital Appreciation"), the Heritage Growth and Income Trust ("Growth and Income"), the Heritage Income Trust ("Income Trust") and the Heritage Series Trust ("Series Trust") (collectively, the "Trusts") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, August 4, 1989 and October 28, 1992, respectively.

      Each Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation, Growth and Income and Income Trust each offer shares through a single investment portfolio. In the case of Income Trust, the High Yield Bond Fund ("High Yield") is the only investment portfolio offered. Series Trust currently offers its shares through five separate investment portfolios:

    o  the Core Equity Fund ("Core Equity"),
    o the Diversified Growth Fund ("Diversified Growth") (prior to January 2, 2004, named Aggressive Growth Fund),
    o the International Equity Fund ("International Equity") (prior to July 1, 2002, named Eagle International Equity Portfolio),
    o  the Mid Cap Stock Fund ("Mid Cap"), and
    o  the Small Cap Stock Fund ("Small Cap").

      Each fund currently offers Class A shares sold subject to a front-end sales charge ("Class A shares") and Class C shares sold subject to a 1% contingent deferred sales charge ("CDSC") ("Class C shares"). In addition, Capital Appreciation, Core Equity, Diversified Growth, Mid Cap and Small Cap each offer Class I, Class R-3 and Class R-5 shares, each sold without a front-end sales charge or CDSC. Each fund, except Core Equity, previously offered Class B shares, which are no longer for sale. Until March 30, 2007, Class B shares may continue to be acquired through exchanges from Class B shares of another Heritage Mutual Fund and dividend reinvestment. Effective March 30, 2007, all remaining Class B shares of a fund will be converted to the Class A shares of that fund.

      Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.   INVESTMENT INFORMATION
      ----------------------

      A.    INVESTMENT POLICIES, STRATEGIES AND RISKS
            -----------------------------------------

      This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.

      EQUITY SECURITIES:

      COMMON STOCKS. Each fund may invest in common stocks.

      CONVERTIBLE SECURITIES. Each fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible

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securities  generally entail less risk than the issuer's common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

      PREFERRED STOCK. Each fund may invest in preferred stock.

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each fund except High Yield may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

      WARRANTS AND RIGHTS. Each fund may purchase warrants and all funds, except High Yield, may purchase rights, which are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock. All funds, except High Yield, currently do not intend to invest more than 5% of their respective net assets in warrants. High Yield does not have the 5% limitation. International Equity also may invest in warrants or rights it acquired as part of a unit or attached to securities at the time of purchase without any limitation.

      DEBT SECURITIES:

      DEBT SECURITIES.  Each fund may invest in debt securities.

      CORPORATE DEBT OBLIGATIONS. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

      FIXED AND FLOATING RATE LOANS. High Yield may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). High Yield may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). A fund may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the fund having a contractual relationship only with the Lender and not with the borrower.

      High Yield considers these investments to be investments in debt securities. High Yield, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities.

      High Yield will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, High Yield generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower. Additionally, High Yield may not benefit directly from any collateral

                                       3
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supporting  the Loan in which it has purchased the  Participation.  As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, High Yield may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. High Yield will acquire Participations only if the Lender interpositioned between High Yield and the borrower is determined by the Subadviser to be creditworthy. When High Yield purchases Assignments from Lenders, the fund will acquire direct
rights   against  the   borrower  on  the  Loan,   except  that  under   certain
circumstances, such rights may be more limited than those held by the assigning Lender.

      High Yield may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus, the fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. High Yield may revise this policy in the future.

      BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. Western Asset Management Company, the subadviser to High Yield
(the "Subadviser"), believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Subadviser's expectations with respect to Brady Bonds will be realized.

      Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

      In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstance which, in effect, constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily based on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions, and generally are maintained through European transnational security depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      FOREIGN DEBT SECURITIES. High Yield may invest up to 20% of its total assets in foreign fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated. There is no minimum rating criteria for High Yield's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. Investments in securities of foreign issuers may involve risks arising from: restrictions on foreign investment and repatriation of capital; from differences between U.S. and foreign securities markets, including less volume; from much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation; from changes in currency exchange rates, from high and volatile rates of inflation; from economic, social and political conditions and, as with domestic multinational corporation;, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of High Yield's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by High Yield, the lack of extensive operating experience of eligible foreign subcustodian's and legal limitations on the ability of the High Yield to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for High Yield to obtain or enforce a judgment against the issuers of such obligations.

      ADDITIONAL RISKS OF HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries, such as those in which a fund may invest, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

      Other factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend

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on  continuing  loans and aid from  foreign  governments,  commercial  banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner.

      Also, generally, the cost of servicing external debt will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

      As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

      Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      INVESTMENT GRADE AND LOWER RATED SECURITIES:

      INVESTMENT GRADE SECURITIES. Each fund may invest in securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its subadviser, it is in the fund's best interest.

      LOWER RATED / HIGH-YIELD SECURITIES. Diversified Growth, High Yield, International Equity, Growth and Income, Mid Cap and Small Cap may invest in debt securities rated below investment grade. These securities are commonly

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referred  to as "high  yield  securities"  and are  deemed  to be  predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities. Diversified Growth, Mid Cap and Small Cap currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities. International Equity may invest up to 10% of its net assets in lower rated/high-yield securities. High Yield invests at least 80% of its net assets in lower rated/high-yield securities.

      RISK FACTORS OF LOWER RATED / HIGH-YIELD SECURITIES:

      INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its net asset value and performance adversely during such times.

      In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the fund's investment portfolio.

      SECURITIES RATINGS AND CREDIT RISK.. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

      A fund's subadviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund's subadviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. See APPENDIX B for a description of corporate debt ratings.

      LIQUIDITY RISK AND VALUATION. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. A Trust's Board of Trustees ("Board") or subadviser may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a fund.

      SHORT-TERM MONEY MARKET INSTRUMENTS:

      BANKERS' ACCEPTANCES.  Each fund may invest in bankers' acceptances.

      High Yield and Growth and Income may invest in bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. High Yield and Growth and Income may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").

      CERTIFICATES OF DEPOSIT ("CDS"). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion.

      COMMERCIAL PAPER. Each fund may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. High Yield may also invest in other lower quality commercial paper.

      OTHER. High Yield also may invest in demand and time deposits, savings shares and high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a fund's ability to resell when it deems advisable to do so.

      REPURCHASE AND REVERSE REPURCHASE AGREEMENTS:

      REPURCHASE AGREEMENTS. Each fund may invest up to 20% of its net assets in repurchase agreements In accordance with the guidelines and procedures established by the Board, a fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible declines in the market value of the underlying securities and delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its subadviser to present minimal credit risks.

      REVERSE REPURCHASE AGREEMENTS. Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, a fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund's limitation on borrowing.

      U.S. GOVERNMENT:

      U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

      ZERO COUPON SECURITIES:

      ZERO COUPON SECURITIES AND PAY IN KIND BONDS. Growth and Income and High Yield may invest in zero coupon securities. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

      High Yield may also invest in pay-in-kind bonds, which involve special risk considerations. Pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities.

      Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of High Yield's 15% limitation on investments in illiquid securities.

      The Internal Revenue Code requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. See "Taxes." Accordingly, to avoid liability for Federal income and excise taxes, High Yield may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make the necessary distributions.

      FOREIGN SECURITIES EXPOSURE:

      DEPOSITARY RECEIPTS. Each fund except High Yield may invest in sponsored or unsponsored European Depositary Receipts ("EDRs"), Global Depositary Receipts

("GDRs"), International Depositary Receipts ("IDRs"), Special Drawing Rights ("SDRs") or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts").

      Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities.

      EURO/YANKEE BONDS. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

      EURODOLLAR CERTIFICATES. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

      FOREIGN SECURITIES. Each fund, except High Yield, may invest in foreign securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter ("OTC") markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.

      International Equity may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging markets countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

      No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (I.E., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

      Because investments in foreign companies usually will involve currencies of foreign countries and because Core Equity, Diversified Growth, International Equity, Capital Appreciation, and Growth and Income may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of these funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, Capital Appreciation and Growth and Income may enter into contracts to purchase or sell foreign currencies at a future date (a "forward currency contract" or "forward contract").

      AMERICAN DEPOSITARY RECEIPTS ("ADRS"):

      Each fund, except High Yield, may invest in both sponsored and unsponsored ADRs.

      Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

      HEDGING INSTRUMENTS - FUTURES, FORWARDS, OPTIONS AND HEDGING TRANSACTIONS:

      GENERAL DESCRIPTION. Each fund, except Small Cap, may use certain financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.

      The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Hedging Instruments may be limited by tax considerations. See "Taxes." Pursuant to claims for exemption filed with the National Futures Association on behalf of each fund, except Small Cap, each fund is not deemed to be a "commodity pool operator" or a "commodity pool" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

      In addition to the products and strategies described below, the funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as each fund's subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. A fund's subadviser may utilize these opportunities to the extent that it is consistent with a fund's investment objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. Although a fund may be permitted to use a variety of Hedging Instruments, each fund presently intends to purchase, sell and use for hedging or investment purposes those Hedging Instruments as specified and discussed in the sections that follow.

      SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

            (1) Successful use of most Hedging Instruments depends upon a fund's subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund's subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

            (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges and using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

            To compensate for imperfect correlation, a fund may purchase or sell
Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

            (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

            (4) As described below, each fund might be required to maintain assets as "cover", maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

            COVER FOR HEDGING STRATEGIES. Some Hedging Instruments expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the fund's Custodian, in the prescribed amount.

            Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

      OPTIONS:

      Each fund, except Small Cap, may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices and currencies. However, Growth and Income may only purchase and sell call options on securities and write covered call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below.

            RISKS OF OPTIONS TRADING. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

            Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

            Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

            The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

            A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell securities or currencies under a put or call option it has written, it may purchase a put or call option of the same series

(I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

      In considering the use of options, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

            (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

            Unlike exchange-traded  options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

            With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

            (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

            Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

            If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

            As noted above, Growth and Income may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its subadviser believes that the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Growth and Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets.

            The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

      FUTURES AND OPTIONS ON FUTURES:

      Core Equity may purchase and sell futures on securities, indices or currencies and options on futures for hedging or investment purposes. High Yield's investment in futures and options on futures will not exceed 5% of the liquidation value of the fund's investment portfolio after taking into account any unrealized profits and unrealized losses on any such contracts it has entered. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) International Equity may purchase and sell only currency and stock index futures for hedging or investment purposes. Mid Cap does not anticipate using futures or options on futures at this time.

      RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

      A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

      Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

      Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

      The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

      Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      FOREIGN CURRENCY HEDGING STRATEGIES. Core Equity may use options and futures on foreign currencies and International Equity may only use futures on foreign currencies.

      Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging
Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. If the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CURRENCY CONTRACTS. Each fund, except Small Cap, may enter into forward currency contracts as discussed below. Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. International Equity generally will not enter into a forward contract with a term of greater than one year.

      Core Equity, Growth and Income and International Equity may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. International Equity may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

      In addition, Core Equity, Capital Appreciation, International Equity, and Growth and Income may use forward currency contracts when its subadviser wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

      Growth and Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

      Capital Appreciation, Core Equity, Diversified Growth, International Equity and Growth and Income may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the fund's subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      In addition, Core Equity, International Equity and Growth and Income may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a fund's exposure to foreign currency exchange rate fluctuations.

      The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the then market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the original contract. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will, in fact, be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      COMBINED   TRANSACTIONS.   A  fund  may  purchase  and  write  options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      SWAPS, CAPS, FLOORS AND COLLARS:

      Among the transactions into which International Equity may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

      International Equity will usually enter into swaps on a net basis, I.E., the two payment systems are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the fund's subadviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from any other NRSRO or is determined to be of equivalent credit quality by the fund's subadviser. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

      International Equity may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

      International Equity may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, I.E. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

      OPTIONS ON SWAP AGREEMENTS:

      International Equity may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

      FORWARD COMMITMENTS:

      International Equity and Growth and Income may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, Growth and Income currently has no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      ILLIQUID AND RESTRICTED SECURITIES:

      Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The funds, except High Yield, presently have no intention of investing more than 5% of their respective assets in illiquid securities. OTC options and their underlying collateral are currently considered to be illiquid investments. Core Equity, Growth and Income, High Yield, and Mid Cap may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A under the 1933 Act, establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. These securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

      Pursuant to High Yield's Guidelines for Purchase of Rule 144A Securities ("Guidelines") adopted by the Board of Trustees ("Board"), the subadviser may determine that certain Rule 144A Securities are liquid. The subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered, (2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (E.G., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.) The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act.

      High Yield may invest up to 25% of its net assets in securities that are either illiquid or sold in reliance of Rule 144A and are deemed by the subadviser to be liquid. Of this 25% limitation, no more than 15% of the fund's net assets may be in any illiquid securities.

      OTHER INVESTMENT COMPANIES AND INDEX SECURITIES:

      INVESTMENT COMPANIES. Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations.

      INDEX SECURITIES. Each fund may invest in Standard and Poor's Depositary Receipts, Standard and Poor's MidCap 400 Depositary Receipts, and other similar index securities, which are considered investments in other investment companies ("Index Securities"). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

      OTHER INVESTMENT PRACTICES:

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. High Yield and International Equity may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Additionally, High Yield may purchase on a firm commitment basis. Such agreements might be entered into, for example, when High Yield and International Equity anticipate a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When International Equity purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of International Equity's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. International Equity will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, High Yield and International Equity may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed delivery securities, International Equity will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than International Equity's payment obligation).

      At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust's custodian or on the fund's books and records and will be marked to market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

      If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to "roll over" its purchase commitment, the fund may receive a negotiated fee.

      LOANS OF PORTFOLIO SECURITIES. Each fund may loan portfolio securities to qualified broker-dealers. International Equity may loan portfolio securities to broker-dealers or other financial institutions. The collateral for a fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. High Yield may participate in securities loans if they do not exceed 25% of the fund's total assets and will be fully collateralized at all times. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations.

      TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes during anticipated periods of general market decline, each fund, other than International Equity, may invest up to 100% of its net assets in money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank CDs and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's. For a description of S&P or Moody's commercial paper and corporate debt ratings, see APPENDIX B. Each fund also may take positions that are consistent with its principal investment strategies.

      In addition, for temporary defensive purposes, International Equity may invest all or a major portion of its assets in (1) foreign debt securities, (2) debt and equity securities or U.S. issuers and (3) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities.

      B.    INDUSTRY CLASSIFICATIONS
            ------------------------

      For purposes of determining industry classifications, each fund relies primarily upon classifications published by Bloomberg L.P. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, if any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission .

III.  INVESTMENT LIMITATIONS
      ----------------------

      A.    FUNDAMENTAL INVESTMENT POLICIES FOR ALL FUNDS
            ---------------------------------------------

      In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      BORROWING. The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      COMMODITIES. The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

      CONCENTRATION. Except for any Fund that is `concentrated' in an industry or group of industries within the meaning of the 1940 Act, the Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      DIVERSIFICATION. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

      LOANS, REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. The Funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      REAL ESTATE. The Funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

      SENIOR SECURITIES. The Funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      UNDERWRITING. The Funds may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

      B.    NON-FUNDAMENTAL INVESTMENT POLICIES
            -----------------------------------

      The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

      INVESTING IN ILLIQUID SECURITIES. Each fund may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Growth and Income, privately placed securities. High Yield has a 15% limitation on the purchase of illiquid securities, but may invest up to 25% of its net assets in Rule 144A securities.

      INVESTING IN INVESTMENT COMPANIES. Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act.

      C.    EXCEPTION
            ---------

      OPTION WRITING. Capital Appreciation and Small Cap Stock Fund may not write put or call options.

      PLEDGING. Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.   NET ASSET VALUE
      ---------------

      The net asset value per share less any applicable sales charge of each class of shares is separately determined daily as of the close of regular trading (typically 4 p.m. Eastern time or earlier NYSE closing time that day) on the New York Stock Exchange (the "NYSE") each day the NYSE is open for business (each a "Business Day") The NYSE normally is open for business Monday through

Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

            LISTED SECURITIES. A security listed or traded on the NYSE is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. A security listed on the NASDAQ Stock Market is valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices. If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

            FIXED INCOME SECURITIES. Short-term debt securities with a remaining maturity of sixty (60) days or less as of the valuation date shall be valued at cost with accrued interest or discount earned included in interest receivable. Generally, debt securities with a remaining maturity of more than sixty (60) days shall be valued at representative quoted prices as provided by an independent pricing service. If the validity of pricing information on high yield bonds provided by pricing services appears to be unreliable, then dealer supplied quotes may be used to value those securities.

            OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.

            FOREIGN ASSETS. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange. Occasionally, a "significant event" affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund's net asset value. If a "significant event" materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Heritage or a third-party under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

            SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

            FAIR VALUE ESTIMATES. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by a Valuation Committee of Heritage consistent with procedures established by and under the general supervision and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

      The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds' net asset values per share are not calculated. Calculation of net asset value of a class of shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day.

If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

V.    INVESTING IN THE FUNDS
      ----------------------

      Each class of shares are sold at their next determined net asset value on Business Days. Class B shares are no longer offered for sale. Until March 30, 2007, Class B shares may continue to be acquired through exchange from Class B shares of another Heritage mutual fund and dividend reinvestment. On March 30, 2007, all remaining Class B shares of a fund will be converted to Class A shares of that fund. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."

VI.   INVESTMENT PROGRAMS
      -------------------

      A.    RETIREMENT PLANS
            ----------------

      HERITAGE IRA. An individual who earns compensation and has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited deductible contributions to an IRA through the purchase of shares of the Money Market Fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to a certain maximum detailed in the Code. Additionally, the Code offers individuals who are age 50 or over by the end of any year may make additional special "catch-up" contributions up to certain maximums per year. These limits apply only to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed certain maximums established in the Code) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to certain amounts specified in the Code. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it will not be taxable under certain circumstances. A separate agreement is required to establish a Heritage IRA. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on a Heritage IRA, please contact Heritage.

      OTHER RETIREMENT PLANS. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      B.    RIGHTS OF ACCUMULATION
            ----------------------

      Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A, Class B and Class C shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children purchasing Class A, Class B or Class C shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A, Class B or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term

"purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A "purchase" also may include Class A, Class B or Class C shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

      The applicable Class A shares initial sales charge will be based on the total of:

      (i)   the investor's current purchase;

      (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of a fund held by the investor and (b) all Class A, Class B and Class C shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

      (iii) the net asset value of all Class A, Class B and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

      To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds' transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.

      C.    CLASS A LETTER OF INTENT
            ------------------------

      Investors also may obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VII.  CONVERSION OF CLASS B SHARES
      ----------------------------

      Class B shares of a fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, the earlier of (i) eight years after the end of the month in which the shareholder's order to purchase the Class B shares was accepted or (ii) March 30, 2007. For these purposes, the date of purchase order acceptance means (i) the date on which the Class B shares were issued or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a PRO RATA portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to apply, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the conversion feature will not be met.

VIII. REDEEMING SHARES
      ----------------

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

      A.    RECEIVING PAYMENT
            -----------------

      If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.

      If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor the next business day.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a financial advisor or to Heritage.

      A redemption request will be considered to be received in "good order" if:

      o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
      o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
      o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and
      o the signatures on any written redemption request of $100,000 have been guaranteed by a participant in our medallion signature guarantee programs (STAMP, SEMP).

      Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

      The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of a class of shares.

      B.    TELEPHONE TRANSACTIONS
            ----------------------

      Shareholders may redeem shares by placing a telephone request to a fund. A fund, Heritage, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Heritage, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      C.    SYSTEMATIC WITHDRAWAL PLAN
            --------------------------

      Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be such that you will receive the requested amount, less any charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes to Heritage's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge by contacting Heritage.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage. The funds, Heritage and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional Class A shares of a fund, if maintaining a Systematic Withdrawal Plan of Class A shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

      D.    WAIVER OF CDSC
            --------------

      The CDSC is currently is waived for: (1) any partial or complete redemption in connection with a distribution, without penalty, under section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability (4) shares are sold to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or (5) shares are sold to close out shareholder accounts that do not comply with the minimum balance requirements.

      E.    REDEMPTIONS IN KIND
            -------------------

      A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

      F.    FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
            -------------------------------------------------

      "Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Heritage has no formal or informal arrangements to allow customers to trade in the funds frequently. Heritage monitors trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Heritage has adopted a Market Timing Policy, described in the funds' prospectus, to deter such activity.

IX.   EXCHANGE PRIVILEGE

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective net asset values, as next determined following receipt by the Fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      If you or your Financial Advisor are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

      Each Fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

X.    DISCLOSURE OF PORTFOLIO HOLDINGS

      The funds' policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of nonpublic information. To this extent, neither the funds or Heritage will provide portfolio holdings information to any individual, investor or other person unless specifically authorized by the funds' Chief Compliance Officer ("CCO") or as described below.

      Each fund's top 20 portfolio holdings will be posted on the funds' website no earlier than 5 business days after a calendar month's end and the full portfolio holdings (security name and percentage of total net assets) will be posted no earlier than 5 business days after a calendar quarter's end and will be available upon request to the funds' shareholders. In addition, each fund's portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semi-annual and annual periods. See the Prospectus under "Account and Transaction Policies" for more information regarding public disclosure of the funds' portfolio holdings.

      The funds' Board, officers and certain Heritage employees have regular access to the funds' portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Heritage's Code of Ethics, all Heritage personnel must annually certify to compliance with the funds' policy. Specifically, Heritage's Code of Ethics prohibits employees from revealing non-public information other than to:
(1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the funds' portfolio holdings by other persons in Heritage for a limited period of time upon determining that the access is in the best interest of the funds' shareholders.

      The funds' subadvisers also have regular access to the funds' portfolio holdings and must protect the confidentiality of the funds' portfolio holdings. The funds, Heritage and the Subadvisers are prohibited from entering into any arrangement to disclose the funds' portfolio holdings for compensation or any other type of consideration.

      The CCO may provide an entity ("Authorized Service Provider") with access to a fund's portfolio holdings more frequently than is publicly available after a determination by the CCO that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement. An Authorized Service Provider may include the Funds' subadvisers and custodian.

      Pursuant to arrangements with third-party vendors, Heritage provides the funds' portfolio holdings information to the Distributor, Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poor's, Thompson Financial Services, Inc., and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third-party vendors is available no earlier than 5 days after calendar month or quarter end.

      The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO's response will be documented in writing, provided to Heritage's compliance department for approval and posted on the funds' website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds' website. All ad hoc disclosure requests will be reported to the funds' Board at its next meeting.

      In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds' shareholders and Heritage, a Subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

      The CCO will make an annual report to the funds' Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

XI.   TAXES
      -----

      GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to the dividends-paid deduction) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, all or part of those dividends may be subject to a maximum federal tax rate of 15%). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Heritage Mutual Fund (including another fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently acquires Class A shares of that fund or of another Heritage Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by that fund and received by those shareholders on December 31 of that year, if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

      Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. A portion of the dividends (but not the capital gain distributions) each fund pays (an insubstantial portion in the case of International Equity), may be eligible for the 15% maximum Federal income tax rate applicable to dividends that individuals receive through 2010 (enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")). The eligible portion may not exceed the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, unless that aggregate is at least 95% of its gross income (as specially computed), in which case, the entire dividend will qualify. In addition, the availability of the 15% rate is subject to certain holding period, debt-financing and other restrictions imposed with respect to the shares on which the dividends are paid. A portion of a fund's dividends - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. As a result of enactment of the 2003 Act, any distributions a fund makes of net capital gain, will be subject to a 15% maximum federal income tax rate for individual shareholders. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for that maximum rate. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

      Each fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not provide that fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

      INCOME FROM FOREIGN SECURITIES. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. It is anticipated that only International Equity will be eligible for this election. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the fund paid that represents income sourced from foreign or U.S. possessions as the shareholder's own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income. International Equity, if it makes this election, will report to its shareholders shortly after each taxable year their respective shares of the fund's income from sources within foreign countries and U.S. possessions and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to Federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain, which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains or losses: (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

      HEDGING STRATEGIES. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of certain Hedging Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      ORIGINAL ISSUE DISCOUNT SECURITIES. Growth and Income and High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, both Growth and Income and High Yield must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because Growth and Income and High Yield annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from Growth and Income's and High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. Growth and Income and High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      MARKET DISCOUNT SECURITIES. High Yield may invest in debt securities that are purchased with "market discount," including Brady Bonds and other sovereign debt securities. For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1)

0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable.

      Investors are advised to consult their own tax advisers regarding the treatment of an investment in the funds under state and local tax laws, which may differ from Federal tax treatment described above.

XII.  SHAREHOLDER INFORMATION
      -----------------------

      Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As Massachusetts business trusts, Capital Appreciation, Growth and Income, Income Trust and
Heritage Series Trust are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

XIII. FUND INFORMATION
      ----------------

      A.    MANAGEMENT OF THE FUNDS
            -----------------------

      BOARD OF TRUSTEES. The business affairs of each fund are overseen by or under the direction of the Board. The Trustees are responsible for overseeing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

      BACKGROUND OF TRUSTEES AND OFFICERS. The following is a list of the Trustees and officers of the Trusts with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Heritage Fund Distributors, Inc. or Heritage, the length of service to the Trust, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trust. Each Trustee, except for Lincoln Kinnicutt, serves as Trustee on the Boards of five investment companies in the Heritage Mutual Fund complex: Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of ten portfolios. Mr. Kinnicutt serves on the Boards of three of the investment companies in the Heritage Mutual Fund complex: Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust. The principal address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, Florida 33716.

----------------------------------------------------------------------------------------------------------
                                        Trustees
----------------------------------------------------------------------------------------------------------
NAME, AGE AND POSITION,      PRINCIPAL OCCUPATION(S)            NUMBER OF             OTHER
TERM OF OFFICE(A) AND        DURING PAST FIVE YEARS             FUNDS             DIRECTORSHIPS
LENGTH OF TIME SERVED                                           OVERSEEN
                                                                IN FUND
                                                                COMPLEX
----------------------------------------------------------------------------------------------------------
Interested Trustees(b):
----------------------------------------------------------------------------------------------------------
Thomas A. James* (64)        Chief Executive Officer of         10                OSI Restaurant
Chairman of the Board        RJF since 1969; Chairman of                          Partners, Inc.
and Trustee since 1985       the Board of Raymond James
                             & Associates, Inc. since
                             1986; Chairman of the Board
                             of Eagle Asset Management,
                             Inc. ("Eagle") since 1984.

----------------------------------------------------------------------------------------------------------
Richard K. Riess* (57)       Executive Vice President           10                N/A
Trustee since 1985           and Managing Director for
                             Asset Management of RJF
                             since 1998; Chief Executive
                             Officer of Eagle since
                             1996; Chief Executive
                             Officer of Heritage since
                             2000;
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------
C. Andrew Graham (66)        First Financial Advisors,          10                N/A
Trustee since 1985           LTD & Graham Financial
                             Partners, LLC (financial
                             planning, insurance and
                             investment services) since
                             1999
----------------------------------------------------------------------------------------------------------
Keith B. Jarrett (58)        President, KBJ, LLC                10                Penn Virginia
Trustee since 2005           (investment company)                                 Resources, MLP
                             since 2001; Principal,
                             Rockport Funding, LLC
                             (specialty finance), and
                             Ajax Partners
                             (investment partnership)
                             since 2003; President and
                             CEO, TF Ventures
                             (information technology),
                             1998-2001.
----------------------------------------------------------------------------------------------------------
Lincoln Kinnicutt (61)(c)    Retired since 2002;                7                 N/A
Trustee since 2006           Managing Director of
                             Goldman Sachs 1997-2002
----------------------------------------------------------------------------------------------------------
William J. Meurer (63)       Private financial                  10                Sykes Enterprises,
Trustee since 2003           consultant since September                           Incorporated
                             2000                                                 (inbound call
                                                                                  systems)
----------------------------------------------------------------------------------------------------------
James L. Pappas (63)         Lykes Professor of Banking         10                N/A
Trustee since 1989;          and Finance at University
Lead Independent             of South Florida 1986 -
Trustee since 2003           2006; President, Graduate
                             School of Banking at
                             University of Wisconsin
                             1995 - 2005;
----------------------------------------------------------------------------------------------------------

                                               39

----------------------------------------------------------------------------------------------------------
Deborah L. Talbot, PhD (56)  Independent Consultant and         10                N/A
Trustee since 2002           Researcher; Founder and
                             Chairman of the Board,
                             Creative Tampa  Bay since
                             2003; Deans' Advisory
                             Board, College of Arts and
                             Sciences, University of
                             Memphis since 2002.
----------------------------------------------------------------------------------------------------------

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.
(b) Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with Eagle, RJA and RJF. Mr. Riess is affiliated with Heritage, Eagle and RJF.
(c) Mr. Kinnicutt is not a Trustee of the Heritage Capital Appreciation Trust or Heritage Cash Trust.

--------------------------------------------------------------------------------
                                    Officers
--------------------------------------------------------------------------------
Name, Age and Position, Term of   Principal Occupation(s) During Past Five
Office(a) and Length of Time      Years
Served
--------------------------------------------------------------------------------
Stephen G. Hill (47)              President of Heritage since 2005;
President since 2005              Director of Heritage since 1994;
                                  President and Chief Operating Officer of
                                  Eagle since 2000; President and Chief
                                  Executive Officer of Awad Asset
                                  Management, Inc. ("Awad") since 2004
--------------------------------------------------------------------------------
Kenneth C. Clark (48)             Executive Vice President and Chief
Executive Vice President and      Operating Officer of Heritage since
Principal Executive Officer       2000; Director of Heritage since 2005;
since 2000                        Chief Compliance Officer of Heritage
                                  2004 to 2005, Chairman Board of
                                  Trustees, University of West Florida
                                  since 2005,  Trustee, University of West
                                  Florida 2001 to 2005.
--------------------------------------------------------------------------------
Andrea N. Mullins (39)            Treasurer and Vice President - Finance
Treasurer since 2003; Principal   of Heritage since 2003; Vice President,
Financial Officer and Secretary   Fund Accounting of Heritage 1997 to 2003.
since 2004
--------------------------------------------------------------------------------
Mathew J. Calabro (40)            Chief Compliance Officer and Senior Vice
Chief Compliance Officer since    President of Heritage since 2005; Vice
2005                              President - Transfer Agency of Heritage
                                  1997 - 2005.
--------------------------------------------------------------------------------

(a)   Officers each serve one year terms.

Board of Trustees Various Committees.
-------------------------------------

      AUDIT COMMITTEE. The Audit Committee consists of Messrs. Jarrett, Meurer and Pappas. The members of the Audit Committee are not "interested" persons of the Trusts ("Independent Trustees").The Audit Committee met six times during the last fiscal year. The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to:

    o the engagement or discharge of the Trusts' independent auditors (including the audit fees charged by auditors);
    o the supervision of investigations into matters relating to audit matters;
    o the review with the independent auditors and independent consultants of the results of audits; and
    o addressing any other matters regarding audits and financial statements.

      COMPLIANCE COMMITTEE. The Compliance Committee consists of Ms. Talbot and Messrs. Graham and Kinnicutt, each of whom is an Independent Trustee. Mr. Kinnicutt only serves as a committee member for Growth and Income Trust, Income Trust and Series Trust. Ms. Talbot serves as Chairwoman of the Compliance Committee. The Compliance Committee met four times during the last fiscal year. The primary responsibilities of the Compliance Committee are:

    o to oversee the Trusts' compliance with all regulatory obligations arising under the applicable Federal securities law, rules and regulations and
    o oversee  management's   implementation  and  enforcement  of  the  Trusts'
      compliance policies and procedures.

      NOMINATING COMMITTEE. The Nominating Committee consists of Messrs. Graham, Jarrett, Kinnicutt, Meurer, Pappas, and Ms. Talbot, each of whom is an Independent Trustee. The Nominating Committee's primary responsibility is to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include certain information, such as the candidate's business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The primary responsibilities of the Nominating Committee are:

    o to make recommendations to the Board on issues related to the composition and operation of the Board,
    o communicate with management on those issues, and
    o evaluate and nominate Board member candidates.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Qualified Legal Compliance Committee consists of Messrs. Meurer, Pappas and Jarrett, each of whom is an Independent Trustee. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year. The primary responsibility of the Trusts' Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by:

    o an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or
    o a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

      The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of December 31, 2006:

------------------------------------------------------------------------------------------------------------
                                  Dollar Range of Equity Securities Owned:
------------------------------------------------------------------------------------------------------------
                Interested Trustees                    Independent Trustees
------------------------------------------------------------------------------------------------------------
                Thomas A.  Richard K.  C. Andrew  Keith      Lincoln      William J.   James L.  Deborah L.
                James      Riess       Graham     Jarret(a)  Kinnicut(b)  Meurer       Pappas    Talbot
------------------------------------------------------------------------------------------------------------
Capital           Over     None        $10,001 -  None                    $10,001 -    $10,001 - $10,001 -
Appreciation    $100,000               $50,000                            $50,000      $50,000   $50,000

------------------------------------------------------------------------------------------------------------
Core Equity       Over     None        $10,001 -  None       $10,001 and  $10,001 -    $10,001 - $1 -
                $100,000               $50,000               $50,000      $50,000      $50,000   $10,000
------------------------------------------------------------------------------------------------------------
Diversified       Over     None        None       None       $10,001 and  $10,001 -    $10,001 -
Growth          $100,000                                     $50,000      $50,000      $50,000
------------------------------------------------------------------------------------------------------------
International      Over    None        $10,001 -  None                    $10,001 -    $10,001 -
Equity          $100,000               $50,000                            $50,000      $50,000
------------------------------------------------------------------------------------------------------------
Growth and         Over    None        $10,001 -  None                    $10,001 -    $10,001 - $10,001 -
Income          $100,000               $50,000                            $50,000      $50,000   $50,000
------------------------------------------------------------------------------------------------------------
High Yield         Over    None        None       None                    $10,001 -    $10,001 -
                $100,000                                                  $50,000      $50,000
------------------------------------------------------------------------------------------------------------
Mid Cap            Over    None        $10,001 -  None                    $10,001 -    $10,001 - $10,001 -
                $100,000               $50,000                            $50,000      $50,000   $50,000
------------------------------------------------------------------------------------------------------------
Small Cap          Over    None        None       None                    $10,001 -    $10,001 -
                $100,000                                                  $50,000      $50,000
------------------------------------------------------------------------------------------------------------
Aggregate          Over    Over        $50,001 -  None       Over           Over         Over    $50,000 -
Dollar Range    $100,000   $100,000    $100,000              $100,000     $100,000     $100,000  $100,000
of Securities
in Heritage
Mutual Funds(c)
------------------------------------------------------------------------------------------------------------
(a) Mr. Jarrett was appointed to the Board on August 16, 2005.
(b) Mr. Kinnicutt was elected to the Board on t November 6, 2006, for the Growth and Income
    Trust and the Income Trust and on November 21, 2005 for the Series Trust.
(c) The Heritage Mutual Funds consist of 10 funds, including those listed above and
    Heritage Cash Trust--Money Market Fund and Heritage Cash Trust--Municipal Money Market
    Fund.

      The Trustees and officers of the Trusts, as a group, own less than 1% of each class of each fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      Except for Lincoln Kinnicutt, Trustees of each Trust also serve as Trustees for Heritage Cash Trust, an investment company that is also advised by the Heritage (collectively referred to as the "Heritage Mutual Funds"). Mr. Kinnicutt does not serve as a Trustee of the Heritage Cash Trust or Heritage Capital Appreciation Trust and does not receive compensation from these Trusts. Except for Lincoln Kinnicutt, each Trustee of the Heritage Mutual Funds who is not an employee of Heritage or its affiliates receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each Audit Committee and Compliance Committee member receives $500 per meeting (in person or telephonic), which is allocated among each Heritage Mutual Fund on a pro rata basis. The Lead Independent Trustee, Audit Committee Chairman and Compliance Committee Chairwoman each receive an annual retainer of $2,500. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Because Heritage and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. Except for the Chief Compliance Officer, no officer, director or employee of Heritage receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee on each Trust's last fiscal year:

                               COMPENSATION TABLE

-------------------------------------------------------------------------------
                          Aggregate Compensation from:                Total
                                                                   Compensation
                                                                     From the
                                                                    Trusts and
                                                                       the
                                                                     Heritage
                                                                      Mutual
                                                                     Funds(b)
                                                                     Paid to
                                                                     Trustees
--------------------------------------------------------------------------------
                   Capital     Growth and     Income      Series
Trustee Name     Appreciation    Income      Trust(a)      Trust
-------------------------------------------------------------------------------
INTERESTED TRUSTEES:
--------------------

Thomas A. James         $0          $0          $0          $0           $0
-------------------------------------------------------------------------------
Richard K. Riess        $0          $0          $0          $0           $0
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
---------------------

C. Andrew Graham     $3,753.53   $3,040.06   $6,080.13   $18,634.62   $39,015.38
-------------------------------------------------------------------------------
Keith Jarrett(c)     $3,775.97      $0           $0        $269.23    $11,597.16
-------------------------------------------------------------------------------
Lincoln              $0             $0           $0          $0           $0
Kinnicutt(d)
-------------------------------------------------------------------------------
William J.           $4,148.25   $3,327.72   $6,655.45   $20,427.88   $42,855.81
Meurer
-------------------------------------------------------------------------------
James L. Pappas      $4,073.25   $3,327.72   $6,655.45   $20,427.88   $42,630.81
-------------------------------------------------------------------------------
Deborah L.           $4,030.61   $3,244.39   $6,488.78   $19,908.65   $41,733.65
Talbot
-------------------------------------------------------------------------------

(a) During the period, Income also offered shares of an additional portfolio to which a portion of Trustee fees was allocated. That portfolio was liquidated on October 31, 2005.

(b) The Heritage Mutual Funds consist of five separate registered investment companies, which are Capital Appreciation Trust, Cash Trust, Growth and Income Trust, Income Trust and Series Trust, and 10 portfolios of those companies.

(c) Mr. Jarrett was appointed to the Board on August 16, 2005.

(d) Mr. Kinnicutt does not serve a Trustee for the Capital Appreciation Trust or Heritage Cash Trust and was elected to the Board of Trustees on November 6, 2006 for the Growth and Income Trust and Income Trust and on November 21, 2006 for the Series Trust.

      No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.

      B.    FIVE PERCENT SHAREHOLDERS
            -------------------------

      Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the following funds as of November 30, 2006:

FUND                       CLASS  NAME OF 5% SHAREHOLDER           PERCENT OWNERSHIP
----                       -----  ----------------------           -----------------
Capital Appreciation Trust   A    Charles Schwab & Co. Inc.              6.60%
                                  San Francisco, CA
Capital Appreciation Trust   I    South Dakota Higher Education         94.51%
                                  Savings Trust
                                  Kansas City, MO
Capital Appreciation Trust  R-5   DCGT as Trustee                        100%
                                  FBO Principal Financial Group
                                  Des Moines, IA

                                       44

Diversified Growth           A    Nationwide Trust Company              21.01%
                                  Columbus, OH
Diversified Growth           I    David E Mason Trustee                  100%
                                  West Dundee, IL
Growth and Income Trust      A    DCGT as Trustee                        9.61%
                                  FBO Principal Financial Group
                                  Des Moines, IA
High Yield Bond Fund         A    DCGT as Trustee                        9.97%
                                  FBO Principal Financial Group
International Equity Fund    A    Prudential Investment                  5.53%
                                  Management Services
                                  Newark, NJ
Mid Cap Stock Fund           A    Charles Schwab & Co. Inc.              6.46%
                                  San Francisco, CA
Mid Cap Stock Fund          R-3   Alerus Financial                      65.94%
                                  Grand Forks, ND
                            R-3   Union Bank Trust Nominee              34.06%
                                  San Francisco, CA
Mid Cap Stock Fund          R-5   DCGT as Trustee                        100%
                                  FBO Principal Financial Group
Small Cap Stock Fund         A    Patterson Co.                          8.98%
                                  Charlotte, NC
Small Cap Stock Fund         I    RBC Dain Rauscher Custodian            6.52%
                                  Durand, WI
                             I    RBC Dain Rauscher Custodian           40.76%
                                  Excelsior, MN
Small Cap Stock Fund        R-3   Wilmington Trust Company               100%
                                  Custodian
                                  Sussex County Medical Associates
                                  Wilmington, DE
Small Cap Stock Fund        R-5   DCGT as Trustee FBO                    100%
                                  Principal Financial Group
                                  Des Moines, IA

      C.    PROXY VOTING POLICIES AND PROCEDURES
            ------------------------------------

      The Board has adopted Proxy Voting Policies and Procedures ("Proxy Policies") wherein the Trust has delegated to each subadviser the responsibility for voting proxies relating to portfolio securities held by each Fund as part of their investment advisory services, subject to the supervision and oversight of Heritage. All such proxy voting duties shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, taking into account the value of a Fund's investments.

      PROXY VOTING GUIDELINES. Generally, each subadviser will vote proxies in accordance with the proxy voting guidelines ("Proxy Guidelines") adopted as part of each Trust's Proxy Policies. Each subadviser is permitted to vote a proxy based on its own proxy policies if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Each subadviser should vote proxies to further the long-term economic value of the underlying securities. The Proxy Guidelines distinguish between routine and non-routine proposals.

      In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

      Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by a subadviser depending on whether and how they are addressed in the Proxy Guidelines.

      CONFLICTS OF INTEREST. The Proxy Guidelines also address procedures to be used by each subadviser when there is a conflict of interest between the interests of its respective fund shareholders and those of the subadviser, the fund's principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, the subadviser must consult with Heritage to assess the extent to which there may be a material conflict of interest. After such consultation, the subadviser will provide Heritage with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, the subadviser will provide a quarterly report to the Board that includes information as to how the conflict was resolved.

      MORE INFORMATION. Information regarding how proxies were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, (800) 421-4184, accessing the following website:
HeritageFunds.com or by accessing the Trust's most recently filed report on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Heritage Mutual Funds Proxy Voting Guidelines are also available by calling (800) 421-4184, and will be sent within three business days of receipt of a request.

      D.    INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISERS
            -------------------------------------------------

      The investment adviser and administrator for each fund is Heritage Asset Management, Inc. ("Heritage"). Heritage was organized as a Florida corporation in 1985. All the capital stock of Heritage is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      With respect to each fund, Heritage is responsible for managing the fund's investment and noninvestment affairs, subject to the direction of Heritage and each fund's Board. Each Trust, on behalf of its respective series, if any, entered into an Investment Advisory Agreement effective January 2, 2007. Under the Investment Advisory Agreement, Heritage provides a continuous investment program for each Fund and determines what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. Heritage also is responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. Heritage may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

      Under separate Subadvisory Agreements, Eagle and Goldman Sachs Asset Management L.P. ("GSAM"), subject to the direction of Heritage and the Capital Appreciation's Board, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage. None of Capital

Appreciation's assets currently are allocated to Eagle. Under separate Subadvisory Agreements, Eagle and Awad Asset Management, Inc. ("Awad") each provide investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to Small Cap for a fee payable by Heritage. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to direction by Heritage and the Series Trust's Board, to Core Equity, Diversified Growth, Growth and Income, Mid Cap and Small Cap for a fee payable by Heritage. None of Growth and Income's assets currently is allocated to Eagle. Under a separate Subadvisory Agreement, Thornburg Investment Management, Inc. ("Thornburg"), subject to the direction of Heritage and the Growth and Income's Board, provides investment advice and portfolio management services to Growth and Income for a fee payable by Heritage. Under a separate Subadvisory Agreement, Julius Baer Investment Management, LLC ("Julius Baer") provides investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to International Equity for a fee payable by Heritage (collectively, the "Subadvisory Agreements"). Under a separate Subadvisory Agreement, Western Asset Management Company ("Western") provides investment advice and portfolio management services to High Yield for a fee payable by Heritage.

      The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not "interested persons" of Heritage or the subadvisers, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Heritage, the subadvisers or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

      The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Heritage, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Heritage as applicable, or 90 days `written notice by the subadvisers. Under the terms of the Advisory Agreement, Heritage automatically becomes responsible for the obligations of the subadvisers upon termination of the Subadvisory Agreements. In the event Heritage ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

      Heritage and the subadvisers shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of each fund are officers or directors of Heritage or its affiliates. These relationships are described under "Management of the Funds."

      ADVISORY FEES.

      Each fund pays investment advisory fees to Heritage. Heritage earned the following advisory fees and administrative fees from each fund during the periods shown. The fees represent the combined amount of advisory and administrative fees. From January 2, 2006, through December 31, 2006, the funds allocated the management fee rate paid to Heritage between investment advisory and administrative fee rates. This administrative fee was previously combined with the investment advisory fee.

      Note that Capital Appreciation, Growth and Income and High Yield have each changed their fiscal year end to October 31, 2006.

--------------------------------------------------------------------------------------
                  Net Investment Advisory and Administrative fees paid to Heritage
--------------------------------------------------------------------------------------
Fund              9/1/06-10/31/06   9/1/05-8/31/06   9/1/04-8/31/05   9/1/03-8/31/04
--------------------------------------------------------------------------------------
Capital               $750,886      $4,317,613     $3,813,380     $3,328,543
Appreciation
--------------------------------------------------------------------------------------
                 10/1/06-10/31/06   10/1/05-9/30/06  10/1/04-9/30/05  10/1/03-9/30/04
--------------------------------------------------------------------------------------
Growth and Income     $76,278        $814,424      $ 985,914       $435,069
--------------------------------------------------------------------------------------
High Yield            $30,294        $392,467      $ 298,426       $416,452
--------------------------------------------------------------------------------------
                 11/1/05-10/31/06   11/1/04-10/31/05 11/1/04-10/31/05 11/1/03-10/31/04
--------------------------------------------------------------------------------------
Core Equity           $714,186       $      0        N/A            N/A
--------------------------------------------------------------------------------------
Diversified Growth    $1,717,807     $1,617,965     $1,263,720     $1,263,720
--------------------------------------------------------------------------------------
International         $1,594,371     $  791,468     $  431,921     $  431,921
Equity
--------------------------------------------------------------------------------------
Mid Cap               $8,338,272     $6,172,022     $3,838,418     $3,838,418
--------------------------------------------------------------------------------------
Small Cap             $2,747,641     $2,555,219     $1,759,683     $1,759,683
--------------------------------------------------------------------------------------

      In addition, Heritage has entered into agreements with each fund's subadviser and paid the following fees pursuant to those agreements.

-------------------------------------------------------------------------------------
                        Subadvisory fees paid by Heritage
-------------------------------------------------------------------------------------
Fund              9/1/06-10/31/06  9/1/05-8/31/06   9/1/04-8/31/05   9/1/03-8/31/04
-------------------------------------------------------------------------------------
Capital
Appreciation
 GSAM             $250,295         $1,439,204       $1,271,127       $1,109,514
 Eagle            $0               $0               $0               $0

------------------------------------------------------------------------------------

                 10/1/06-10/31/06  10/1/05-9/30/06  10/1/04-9/30/05  10/1/03-9/30/04
------------------------------------------------------------------------------------
Growth and Income
 Thornburg        $38,139          $407,212         $302,360         $273,623
 Eagle            $0               $0               $ 0              $0
------------------------------------------------------------------------------------
High Yield        $15,147          $196,233         $246,713         $274,611
------------------------------------------------------------------------------------

                 11/1/05-10/31/06  11/1/04-10/31/05  11/1/03-10/31/04
------------------------------------------------------------------------------------
Core Equity       $373,690         $     35,959      N/A
------------------------------------------------------------------------------------
Diversified       $858,904         $    808,983      $  631,860
Growth
------------------------------------------------------------------------------------
International     $747,186         $    462,387      $  309,339
Equity
------------------------------------------------------------------------------------
Mid Cap           $4,171,427       $  3,085,542      $1,923,140
------------------------------------------------------------------------------------
Small Cap
  Awad            $705,989         $    667,586      $  399,922
  Eagle           $668,093         $    610,024      $  479,920
------------------------------------------------------------------------------------

      Further, Heritage has contractually agreed to waive each fund's 2007 fiscal year expenses to the extent that total annual operating expenses exceed certain limits for each class.

      Heritage has entered into an administration agreement with each Trust, on behalf of its respective series, if any. Under the administration agreement, Heritage provides to each Fund and its respective classes all administrative and clerical services deemed necessary or advisable for the operation of such Funds and classes. Among other services, Heritage provides all necessary office facilities, equipment, and personnel, prepares required regulatory filings, prepare Board materials and coordinates mailing of prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.15% of the average daily net assets of Class A, Class B, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I and Class R-5 shares

      For each fund, the current advisory and subadvisory fees, are determined as follows:

      Capital Appreciation

            ----------------------------------------------------------
                                  Average daily net       Rate
                                  assets                  charged
            ----------------------------------------------------------
            Investment Advisory Fee
            ----------------------------------------------------------
                                  $0 to $1 billion        0.60%
            ----------------------------------------------------------
                                  Over $1 billion         0.55%
            ----------------------------------------------------------

            ----------------------------------------------------------
            Subadvisory Fee - GSAM
            ----------------------------------------------------------
                                  All assets              0.25%
            ----------------------------------------------------------

            ----------------------------------------------------------
            Subadvisory Fee -
            Eagle                 $0 to $1 billion        0.375%
            ----------------------------------------------------------
                                  Over $1 billion         0.35%
            ----------------------------------------------------------


      Heritage has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.15% of that class' average daily net assets for the fund's 2007 fiscal year, Class I and Class R-5 annual operating expenses exceed 0.95% of that class' average daily net assets for the fund's 2007 fiscal year and Class R-3 annual operating expenses exceed 1.65% of that class' average daily net assets for the fund's 2007 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

      Core Equity

            ----------------------------------------------------------
                                  Average daily net       Rate
                                  assets                  charged
            ----------------------------------------------------------
            Investment Advisory Fee
            ----------------------------------------------------------
                                  All assets              0.60%
            ----------------------------------------------------------

            ----------------------------------------------------------
            Subadvisory Fee
            ----------------------------------------------------------
                                  All assets              0.375%
            ----------------------------------------------------------

      Heritage has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.65% of the class' average daily net assets, and Class C annual operating expenses exceed 2.45% of that class' average daily net assets for the fund's 2007 fiscal year, Class I and Class R-5 annual operating expenses exceed 0.95% of that class' average daily net assets for the fund's 2007 fiscal year and Class R-3 annual operating expenses exceed 1.95% of that class' average daily net assets for the fund's 2007 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

      Diversified Growth, Mid Cap, Small Cap

            ----------------------------------------------------------
                                  Average daily net       Rate
                                  assets                  charged
            ----------------------------------------------------------
            Investment Advisory Fee
            ----------------------------------------------------------
                                  $0 to $500 million      0.60%
            ----------------------------------------------------------
                                  $501 million to $1      0.55%
                                  billion
            ----------------------------------------------------------
                                  Over $1 billion         0.50%
            ----------------------------------------------------------

            ----------------------------------------------------------
            Subadvisory Fee       $0 to $500 million      0.375%
            ----------------------------------------------------------
                                  $501 million to $1      0.35%
                                  billion
            ----------------------------------------------------------
                                  Over $1 billion         0.325%
            ----------------------------------------------------------

      For Diversified Growth, Heritage has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.40% of that class' average daily net assets for the fund's 2007 fiscal year, Class I and Class R-5 annual operating expenses exceed 0.95% of that class' average daily net assets for the fund's 2007 fiscal year and Class R-3 annual operating expenses exceed 1.90% of that class' average daily net assets for the fund's 2007 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. For Mid Cap, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.25% of that class' average daily net assets for the fund's 2007 fiscal year, Class I and Class R-5 annual operating expenses exceed 0.95% of that class' average daily net assets for the fund's 2007 fiscal year and Class R-3 annual operating expenses exceed 1.75% of that class' average daily net assets for the fund's 2007 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. For Small Cap, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.30% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2007 fiscal year, Class I and Class R-5 annual operating expenses exceed 0.95% of that class' average daily net assets for the fund's 2007 fiscal year and Class R-3 annual operating expenses exceed 1.60% of that class' average daily net assets for the fund's 2007 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. For each fund, the Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

      Growth and Income Trust

            ----------------------------------------------------------
                                  Average daily net       Rate
                                  assets                  charged
            ----------------------------------------------------------
            Investment Advisory Fee
            ----------------------------------------------------------
                                  $0 to $100 million      0.60%
            ----------------------------------------------------------
                                  $101 million to $500    0.45%
                                  million
            ----------------------------------------------------------
                                  Over $500 million       0.40%
            ----------------------------------------------------------
            ----------------------------------------------------------
            Subadvisory Fee       $0 to $100 million      0.375%
            ----------------------------------------------------------
                                  $100 million to $500    0.30%
                                  million
            ----------------------------------------------------------
                                  Over $500 million       0.275%
            ----------------------------------------------------------

      Heritage contractually has agreed to waive through the fund's 2007 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.35% of the average daily net assets or to the extent that total annual operating expenses attributable to Class B and Class C shares exceed 2.15% of average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

      High Yield Bond Fund

            ----------------------------------------------------------
                                  Average daily net       Rate
                                  assets                  charged
            ----------------------------------------------------------
            Investment Advisory Fee
            ----------------------------------------------------------
                                  $0 to $100 million      0.45%
            ----------------------------------------------------------
                                  $101 million to $500    0.35%
                                  million
            ----------------------------------------------------------
                                  Over $500 million       0.30%
            ----------------------------------------------------------
            ----------------------------------------------------------
            Subadvisory Fee       $0 to $100 million      0.30%
            ----------------------------------------------------------
                                  $101 million to $500    0.25%
                                  million
            ----------------------------------------------------------
                                  Over $500 million       0.225%
            ----------------------------------------------------------

      Heritage contractually has agreed to waive through the fund's 2007 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.20% of the average daily net assets or to the extent that total annual operating expenses attributable to Class B and Class C shares exceed 1.80% of average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

      International Equity Fund

            ----------------------------------------------------------
                                  Average daily net       Rate
                                  assets                  charged
            ----------------------------------------------------------
            Investment Advisory Fee
            ----------------------------------------------------------
                                  $0 to $100 million      0.85%
            ----------------------------------------------------------
                                  $101 million to $1      0.65%
                                  billion
            ----------------------------------------------------------
                                  Over $1 billion         0.55%
            ----------------------------------------------------------
            ----------------------------------------------------------
            Subadvisory Fee       $0 to $100 million      0.45%
            ----------------------------------------------------------
                                  Over $100 million       0.40%
            ----------------------------------------------------------

      Heritage contractually has agreed to waive through the fund's 2007 fiscal year management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.65% or to the extent that Class B and Class C annual operating expenses exceed 2.45% of average daily net assets attributable to that class during this fiscal year. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund's custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund's shares to which those expenses are attributable.

      E.    PORTFOLIO MANAGERS
            ------------------

      Each portfolio manager has provided the information found in this section and presented below for Heritage's use in the SAI.

       1).   CAPITAL APPRECIATION TRUST

      Steven M. Barry, Gregory H. Ekizian, and David G. Shell manage the Fund's investment portfolio. Messrs. Barry, Ekizian, and Shell are Chief Investment Officers ("CIOs") and portfolio managers of the Goldman Sachs Asset Management, L.P. Growth Team. All members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings. The entire Growth Team discusses and debates whether the business being presented meets the Growth Team's definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment. Messrs. Ekizian, and Shell joined Goldman Sachs Asset Management, L.P. ("GSAM") in January 1997 when it acquired Liberty Investment Management. They were senior portfolio managers at Liberty prior to the acquisition. Mr. Shell began the strategy at Liberty's predecessor firm, Eagle Asset Management in 1987, and Mr. Ekizian joined in 1990. Mr. Barry joined GSAM as a senior portfolio manager in 1999.

      As of October 31, 2006, Messrs. Barry, Ekizian and Shell are responsible for the day-to-day management of the following other accounts:

                                         Number of accounts   Total assets
                                         ------------------   ------------
        Registered investment companies         29            $9.07 billion
        Other pooled investment vehicles         0            $0
        Other accounts                         424            $16.9 billion

      In 13 of the 424 of the above "other" accounts, the advisory fee payable to GSAM is based upon the account's performance and the assets managed that pay the fee are $2,067,480,415.

      Material Conflicts of Interest: GSAM portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than Capital Appreciation Trust (the "Fund") and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between the Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

      Each portfolio manager's compensation consists of a base salary and a performance bonus. Each is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. In addition, each is paid a performance bonus that is tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which, in part, is derived from advisory fees and for certain accounts, performance based fees. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.

      The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

      GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

      In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit  sharing  program  to  which  Goldman  Sachs & Co.  makes a pretax contribution;  and  (iii)  investment  opportunity  programs  in  which  certain
professionals  are  eligible  to  participate   subject  to  certain  net  worth
requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

      As of October 31, 2006, Mr. Shell owns between $100,001 and $500,000 and Messrs. Barry and Ekizian own no Fund shares.

       2).   CORE EQUITY FUND

      Richard Skeppstrom, CFA Managing Director, E. Craig Dauer, Co-Portfolio Manager, John G. Jordan III, Co-Portfolio Manager and Robert Marshall Co-Portfolio Manager are responsible for the day-to-day management of the fund. (the "Team"). The Team has been managing the fund since inception in May 2005.

      As of October 31, 2006, the Team is responsible for the day-to-day management of the following other accounts:

                                          Number of accounts     Total assets
                                          ------------------     ------------
        Registered investment companies             4            $286.1 million
        Other pooled investment vehicles            0            $0
        Other accounts                          6,505            $2.3 billion

      In each of the above accounts, the advisory fee payable to Eagle is not based upon the account's performance.

      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

      The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

      Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund.

      Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds

      Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

    o All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;

    o Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

    o Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;

    o All portfolio managers generally are eligible to receive benefits from the subadviser's parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

   The portfolio managers' benchmark for evaluation purposes is the S & P 500.

      As of October 31,  2006,  Mr.  Dauer does not own shares of the Fund.  Mr.
Jordan owns between $10,001 and $50,000 shares of the Fund. Mr. Marshall personally owns between $50,001 and $100,000 shares of the Fund. Mr. Skeppstrom personally owns between $100,001 and $500,000 shares of the Fund.

       3).   DIVERSIFIED GROWTH FUND

      Bert Boksen, Senior Vice President and Managing Director of Eagle is the portfolio manager of the fund responsible for the day-to-day management of the fund. Mr. Boksen has been a manager to the fund since 1998. Christopher Sassouni, D.M.D., Vice President and Assistant Portfolio Manager since 2006.

      As of October 31, 2006, Mr. Boksen is responsible for the day-to-day management of the following other accounts:

                                      Number of accounts      Total assets
                                      ------------------      ------------
       Registered investment companies         13              $806.3 million
       Other pooled investment vehicles         1              $   34 million
       Other accounts                       2,279              $982.3 million

      In the "other pooled investment vehicles" category above, the advisory fee payable to Eagle is based upon the account's performance.

      Mr. Sassouni does not manage other accounts.

      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

      The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

      Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee.

      Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

      Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. Boksen, along with other portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals. Mr. Boksen also participates in a non-qualified stock option program. Additionally, Mr. Boksen, along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Although some accounts may pay significantly higher or lower fees than the Fund, there is no difference between the basic methodology used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. This revenue sharing program provides for an annual bonus, a portion of which may be paid in the form of restricted stock in Eagle's parent company. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

      Mr. Boksen's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

      Mr. Sassouni is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Sassouni, along with all Eagle employees, receives benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Mr. Sassouni's compensation is on his individual performance as a Senior Research Analyst as well as his contribution to the results of the investment products of Eagle's small and mid cap teams. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. In addition, Mr. Sassouni may receive an additional compensation and bonus for his contribution as an assistant portfolio manager of the Fund and other similarly managed accounts.

      Mr. Sassouni's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

      As of October 31, 2006, Mr. Boksen owns over $1,000,000 of the Fund's shares. Mr. Sassouni owns between $1 and $10,000 of the Fund's shares.

       4).   GROWTH AND INCOME TRUST

      William V. Fries, CFA, has been responsible for the day-to-day management of the investment portfolio since July 2001. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. Brad Kinkelaar has been the Managing Director and Portfolio Manager since 1995 has served with Mr. Fries as a co-manger of the fund since 2006.

      As of October 31, 2006, Mr. Fries is responsible for the day-to-day management of the following other accounts:

                                     Number of accounts      Total assets
                                     ------------------      ------------
       Registered investment companies        17             $12.6 million
       Other pooled investment vehicles       12             $894.6 million
       Other accounts                         7,437          $7.7 billion

In 2 of the 7,437 of the above "other" accounts, the advisory fee payable to Thornburg is based upon the account's performance and the assets managed that pay the fee are $842.3 million.

      As of October 31, 2006, Mr. Kinkelaar is responsible for the day-to-day management of the following other accounts:

                                     Number of accounts      Total assets
                                     ------------------      ------------
       Registered investment companies         2             $1.97 billion
       Other pooled investment vehicles        0             $0
       Other accounts                          0             $0

None of the above accounts have an advisory fee that is payable to Thornburg based upon the account's performance and the assets managed.

      Material Conflicts of Interest: Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:
    o Allocating a favorable investment opportunity to one account but not another.
    o Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

    o Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
    o Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

      The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

      The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective.

      Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager. The annual bonus is subjective.

      Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.

      Neither Mr. Fries nor Mr. Kinkelaar own any shares of the fund.

       5).   HIGH YIELD BOND FUND
             --------------------

      The day-to-day management of the fund's investment portfolio will be the responsibility of a team of investment professionals led by Investment Officers
S. Kenneth Leech and Stephen A. Walsh and Portfolio Managers Michael C. Buchanan and Ian Edmonds.

      OTHER ACCOUNTS MANAGED: As of October 31, 2006, S. Kenneth Leech was responsible for the day-to-day management of the following other accounts:

                                     Number of accounts      Total assets
                                     ------------------      ------------
Registered investment companies           141                $149.3 billion
Other pooled investment vehicles          22                 $25.6 billion
Other accounts                            1,014              $291.2 billion

      In 95 of the 1,014 "other accounts" with total assets of $30.760 billion, the advisory fee payable to Western Asset Management Company ("Western") or an affiliate is based on performance.

      As of October 31, 2006, Stephen A. Walsh was responsible for the day-to-day management of the following other accounts:

                                     Number of accounts      Total assets
                                     ------------------      ------------
Registered investment companies           141                $149.3 billion
Other pooled investment vehicles          22                 $25.6 billion
Other accounts                            1,014              $291.2 billion

      In 95 of the 1,014 "other accounts" with total assets of $30.760 billion, the advisory fee payable to Western or an affiliate is based on performance.

      As of October 31, 2006, Michael C. Buchanan was responsible for the day-to-day management of the following other accounts:

                                     Number of accounts      Total assets
                                     ------------------      ------------
Registered investment companies           16                 $7.4 billion
Other pooled investment vehicles          2                  $2.5 billion
Other accounts                            15                 $1.2 billion

      In each of the above accounts managed by Mr. Buchanan, the advisory fee payable to Western was not based on performance.

      It is important to note that the numbers above reflect the overall number of portfolios managed by Western Mr. Leech and Mr. Walsh are involved in the management of all of the portfolios of Western or an affiliate of Western but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

      POTENTIAL CONFLICTS OF INTEREST: Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Members of the portfolio management team may be privy to the size, timing and possible market impact of a portfolio's trades.

      It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a member of the portfolio management team, but may not be available in sufficient quantities for both the High Yield Bond Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio management team may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio management team, Western or an affiliate has an interest in the account. Western has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

      With respect to securities transactions for the portfolios, Western determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio management team devoting unequal time and attention to the management of each portfolio and/or other account.

      It is theoretically possible that the portfolio management team could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, the portfolio management team could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio management team may manage both types of accounts. Whether Western allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

      A portfolio management team may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

      INVESTMENT TEAM COMPENSATION: With respect to the compensation of the portfolio management team, Western's compensation system assigns each employee a total compensation "target" and a respective cap. Both the target and respective cap are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

      Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. The bonuses are structured to closely align the interests of employees with those of the Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a

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

portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the High Yield Bond Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western's business.

      Finally, in order to attract and retain top talent, the portfolio managers are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

      OWNERSHIP OF FUND SHARES: As of October 31, 2006, no portfolio manager owned any shares of the fund.

       6).   INTERNATIONAL EQUITY FUND

      Rudolph-Riad Younes, CFA, Head of International Equities at Julius Baer Investment Management LLC, and Richard C. Pell, Chief Investment Officer of Julius Baer Investment Management LLC, have been responsible for the day-to-day management of the fund's investment portfolio since July 2002. Julius Baer Investment Management LLC ("JBIM") has provided the following information regarding the managers which is current as of October 31, 2006.

      As of October 31, 2006, Mr. Pell is responsible for the day-to-day management of the following other accounts:

                                        Number of accounts      Total assets
                                        ------------------      ------------
      Registered investment companies           9              $27,379.4
      Other pooled investment vehicles          9              $ 5,466.0
      Other accounts                            67             $12,998.4

In 3 of the 67 of the above "other" accounts, the advisory fee payable to JBIM is based upon the account's performance and the assets managed that pay the fee are $998.4.

      As of October 31, 2006, Mr. Younes is responsible for the day-to-day management of the following other accounts:

                                        Number of accounts      Total assets
                                        ------------------      ------------
      Registered investment companies           9               $26,938.6
      Other pooled investment vehicles          8               $ 5,426.8
      Other accounts                            72              $13,425.9

In 3 of the 72 of the above "other" accounts, the advisory fee payable to JBIM is based upon the account's performance and the assets managed that pay the fee are $998.4.

      As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management. In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

      Messrs. Younes and Pell are compensated via a methodology that uses a compensation of fixed compensation, compensation based on performance and compensation based on tenure. The fixed portion of their compensation includes salary, profit sharing and deferred compensation. The performance component is comprised of an annual bonus and the tenured portion is comprised of the employee stock purchase plan, the 401(k) plan and various retirement plans. The performance portion utilizes the MSCI EAFE Index and the MSCI ACWI ex US index as the appropriate benchmarks for the International Equity product. There is no difference in the methodology of compensating the managers with any of the accounts listed as "other accounts" in the above paragraphs.

      Messrs. Younes and Pell do not own any shares of the fund.

       7).   MID CAP STOCK FUND

      Todd McCallister, PhD, CFA, Managing Director of the fund is the co-manger with Stacey Thomas and is jointly responsible for the day to day management of the fund. Mr. McCallister has been a portfolio manager for the fund since 1997. Stacey Serafini Thomas, CFA, a Vice President with Eagle since 1999 and Co-Portfolio Manager of Eagle serves as Co-Portfolio Manager of the Fund since July 1, 2005.

      As of October 31, 2006, Mr. McCallister and Ms. Thomas are responsible for the day-to-day management of the following other accounts:

                                        Number of accounts      Total assets
                                        ------------------      ------------
      Registered investment companies           6               $305.84 million
      Other pooled investment vehicles          0               $0
      Other accounts                            8,158           $3.5 billion

      In each of the above accounts, the advisory fee payable to Eagle is not based upon the account's performance.

      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

      The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

      Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund.

      Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

o All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;
o Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
o Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;
o All portfolio managers generally are eligible to receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, and Employee Stock Purchase Plan.

      Mr. McCallister's and Ms. Thomas' benchmarks for evaluation purposes include Lipper and Morningstar fund rankings for mutual fund performance and the S&P 400 MidCap index along with peer group rankings such as that from Callan Associates and Mercer Investment Consulting.

      Mr. McCallister personally owns between $100,001 and $500,000 shares of the Fund and Ms. Thomas e owns between $10,001 an d $50,000 of the Fund's shares as of October 31, 2006.

       8).   SMALL CAP STOCK FUND

      Bert Boksen, Senior Vice President and Managing Director of Eagle is the sole portfolio manager of the Eagle managed portion of the fund. Mr. Boksen has been a manager to the fund since 1998. Eagle Asset Management has offered the following information regarding Mr. Boksen as of September 30, 2006.

      Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

      As of October 31, 2006, Mr. Boksen is responsible for the day-to-day management of the following other accounts:

                                    Number of accounts       Total assets
                                    ------------------       ------------
      Registered investment companies           13           $838.5 million
      Other pooled investment vehicles          1            $34.1 million
      Other accounts                            2,279        $982.4 million

In the "other pooled investment vehicles" category above, the advisory fee payable to Eagle is based upon the account's performance.

      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

      The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

      Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund.

      Eagle has established procedures to mitigate these conflicts, including the review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

      Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at

Eagle. Their investment professionals are compensated as follows:

o All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;

o Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

o Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;

o All portfolio managers generally are eligible to receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, and Employee Stock Purchase Plan.

      Although some accounts may pay significantly higher or lower fees then the Fund, there is no difference between the basic methodology used to determine M. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

      Mr. Boksen's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

      Mr. Boksen owns between $100,001 and $500,000 shares of the Fund as of October 31, 2006.

      David Adams and John McPherson are both Managing Directors of Awad. Mr. Adams is the lead Portfolio Manger and Mr. McPherson is the Co-Portfolio Manager of the Awad portion of the fund since January 1, 2007.

      As of October 31, 2006, Mr. Adams and Mr. McPherson are responsible for the day-to-day management of the following other accounts:

                                        Number of accounts       Total assets
                                        ------------------       ------------
      Registered investment companies           0                 $0
      Other pooled investment vehicles          0                 $0
      Other accounts                            1                 $2,128,122

      In each of the above accounts, the advisory fee payable to Awad is not based upon the account's performance.

      Awad Asset Management, Inc. currently holds a 75% ownership interests in Awad & Associates Inc. which acts as the general partner to a limited partnership formed for investment purposes. Mr. James D. Awad is a 25% owner of Awad & Associates Inc. and the Portfolio Manager for the Awad & Associates II Ltd. Fund. Awad Asset Management, Inc. also provides administrative and investment research services for the general partner. Certain officers and employees of Awad have investment interests in the partnership.

      On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Awad's client accounts. In such instances, Awad will ensure that the allocation of securities among Awad's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Awad does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

      Awad's portfolio manager manages other accounts with investment strategies similar to the portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Awad has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Awad's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the manager and other investment personnel of Awad buy or sell securities also owned by, or bought or sold for clients.

      Awad typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Awad portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund.

      Awad has established procedures to mitigate these conflicts, including the review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

      Messrs. Adams and McPherson are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Awad seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Awad has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Awad. Their investment professionals are compensated as follows:

o All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys. Additionally, portfolio managers are paid a bonus based on one and three year relative investment performance;

o Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

o Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;

o All portfolio managers generally are eligible to receive benefits from Awad's parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, and Employee Stock Purchase Plan. During certain periods, portfolio managers may be provided minimum guaranteed compensation that would exceed the variable compensation calculation.

      Although some accounts may pay significantly higher or lower fees then the Fund, there is no difference between the basic methodology used to determine Messrs. Adams and McPherson's compensation with respect to the Fund and other Funds managed by them.

Mr. Adams and Mr. McPherson's benchmarks for evaluation purposes includes may include LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

      Neither Mr. Adams nor Mr. McPherson own any shares of the Fund.

      F.    PORTFOLIO TURNOVER AND BROKERAGE PRACTICES
            ------------------------------------------

      Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the turnover rate for each fund for the periods shown:

        -------------------------------------------------------------
                                          Turnover rate
        -------------------------------------------------------------
        Fund                   9/1/05-8/31/06      9/1/04-8/31/05
        -------------------------------------------------------------
        Capital Appreciation         58%                 42%
        -------------------------------------------------------------

                              10/1/05-9/30/06     10/1/04-9/30/06
        -------------------------------------------------------------
        Growth and Income            54%                 73%
        -------------------------------------------------------------
        High Yield                   63%                 25%
        -------------------------------------------------------------

                              11/1/05-10/31/06    11/1/04-10/31/05
        -------------------------------------------------------------
        Core Equity                  43%                 66%
        -------------------------------------------------------------
        Diversified Growth          111%                 75%
        -------------------------------------------------------------
        International Equity         58%                 78%
        -------------------------------------------------------------
        Mid Cap                     180%                146%
        -------------------------------------------------------------
        Small Cap                    49%                 50%
        -------------------------------------------------------------

      The subadvisers are responsible for the execution of each fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities and any risk assumed by the executing broker.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the subadvisers in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

      The subadvisers may use the Distributor, an affiliated broker-dealer, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Heritage and Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods shown.

------------------------------------------------------------------------------------------
Fund                9/1/06-10/31/06   9/1/05-8/31/06   9/1/04-8/31/05   9/1/03-8/31/04
------------------------------------------------------------------------------------------
Capital
Appreciation
------------
Total               $60,819           $697,564         $432,486         $493,569
Paid to
Distributor         $ 3,056           $0               $  1,400         $0
% to Distributor    5%                0%               0.32%            0%
% of transactions   3.3%              0%               0.595%           0%
  w/ Distributor
------------------------------------------------------------------------------------------

                    10/1/06-10/31/06   10/1/05-9/30/06   10/1/04-9/30/05   10/1/03-9/30/04
------------------------------------------------------------------------------------------
Growth and Income
-----------------
Total               $9,529            $100,259         $116,241         $141,630
Paid to
Distributor         $0                $  1,312         $0               $  1,685
% to Distributor    0%                1.3%             0%               1.19%
% of transactions   0%                0.56%            0%               1.25%
  w/ Distributor
------------------------------------------------------------------------------------------
High Yield
----------
Total               $0                $0               $0               $0
Paid to
Distributor         $0                $0               $0               $0
% to Distributor    0%                0%               0%               0%
% of transactions   0%                0%               0%               0%
  w/ Distributor
------------------------------------------------------------------------------------------

                    11/1/05-10/31/06                   11/1/04-10/31/05   11/1/03-10/31/04
------------------------------------------------------------------------------------------
Core Equity
-----------
Total               $166,576                           $23,669             N/A
Paid to
Distributor         $0                                 $0
% to Distributor    0%                                 0%
% of transactions   0%                                 0%
  w/ Distributor
------------------------------------------------------------------------------------------

                                       68

------------------------------------------------------------------------------------------
Diversified Growth
------------------
Total               $656,262                           $445,753         $480,402
Paid to
Distributor         $  9,246                           $ 10,438         $ 20,644
% to Distributor    1.4%                               2.34%            4.30%
% of transactions   0.97%                              1.76%            3.14%
  w/ Distributor
------------------------------------------------------------------------------------------
International Equity
--------------------
Total               $392,555                           $277,306         $332,632
Paid to
Distributor         $    319                           $  6,948         $  2,491
% to Distributor    0.1%                               2.51%            0.75%
% of transactions   0.07%                              2.46%            0.92%
  w/ Distributor
------------------------------------------------------------------------------------------
Mid Cap
-------
Total               $4,654,992                         $3,396,214       $2,024,119
Paid to
Distributor         $   54,463                         $   37,000       $    6,545
% to Distributor    1.2%                               1.09%            0.32%
% of transactions   1.28%                              0.66%            0.38%
  w/ Distributor
--------------------------------------------------------------------------------
Small Cap
---------
Total               $679,309                           $854,134         $602,569
Paid to
Distributor         $  68,764                          $ 35,154         $ 36,525
% to Distributor    10.1%                              4.12%            6.06%
% of transactions   5.07%                              2.31%            3.65%
  w/ Distributor
--------------------------------------------------------------------------------


      Each fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, Heritage, the Adviser, each subadviser and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.

      G.    DISTRIBUTION OF SHARES
            ----------------------

      DISTRIBUTION. Shares of each fund are offered continuously through the funds' principal underwriter, Heritage Fund Distributors, Inc. (the "Distributor"), a subsidiary of Heritage and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers.

      DISTRIBUTION AGREEMENT. Each fund had adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

      The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      RULE 12B-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of each class of shares. The funds used all Class A, Class B, Class C and Class R-3 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"). In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

      The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

      Heritage has entered into agreements with the Distributor and other financial intermediaries to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. As compensation, Heritage pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund of the Series Trust may pay the Distributor distribution and service fees of up to 0.35% of that fund's average daily net assets attributable to Class A shares of that fund. Capital Appreciation Trust and Growth and Income Trust may pay the Distributor distribution and service fees of up to 0.50% of that fund's average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, each fund, except High Yield, pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund's average daily net assets attributable to Class B shares and Class C shares. High Yield may pay the Distributor distribution and service fees of up to 0.80% of that fund's average daily net assets attributable to Class A shares of that fund. These fees are computed daily and paid monthly.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund's average daily net assets attributable to Class R-3 shares. These fees are computed daily and paid monthly.

      With respect to Class I and Class R-5 shares, the funds offering such shares do not currently pay the Distributor a 12b-1 fee.

      The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the 2006 fiscal year ended on the indicated date. All 12b-1 fees were paid to Raymond James & Associates, Inc. ("RJA"), the former Distributor.

       -----------------------------------------------------------------------
             FUND           FISCAL     CLASS A    CLASS B    CLASS C     R-3
                           YEAR END

       -----------------------------------------------------------------------
       Capital             August 31   $956,381   $413,457 $1,406,027      $0
       Appreciation
       -----------------------------------------------------------------------
       Core Equity        October 31    $51,082        N/A   $128,306      $0
       -----------------------------------------------------------------------
       Diversified        October 31   $350,071   $175,778   $686,447      $0
       Growth
       -----------------------------------------------------------------------
       Growth and Income  September 30 $145,523    $95,776   $437,184     N/A
       -----------------------------------------------------------------------
       High Yield         September 30  $85,600    $68,781   $180,590     N/A
       -----------------------------------------------------------------------
       International      October 31   $179,725    $52,321   $971,744     N/A
       Equity
       -----------------------------------------------------------------------
       Mid Cap            October 31 $1,962,523   $590,757 $3,196,096    $277
       -----------------------------------------------------------------------
       Small Cap          October 31   $635,784   $116,238   $966,521      $1
       -----------------------------------------------------------------------

      Further, Capital Appreciation, Growth and Income and High Yield each changed their fiscal year end to October 31, 2006. Each fund paid RJA the following class specific 12b-1 fees for the period subsequent to the former fiscal year end to October 31, 2006:

       ------------------------------------------------------------------------
             FUND             PERIOD        CLASS A     CLASS B     CLASS C
       ------------------------------------------------------------------------
       Capital            9/1/06-10/31/06    $159,342     $65,401     $244,588
       Appreciation
       ------------------------------------------------------------------------
       Growth and Income 10/1/06-10/31-06     $14,454      $8,318      $39,763
       ------------------------------------------------------------------------
       High Yield        10/1/06-10/31-06      $6,638      $5,181      $13,969
       ------------------------------------------------------------------------

H.    PAYMENTS TO DEALERS.
      -------------------

      The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

      The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Heritage or one or more of its corporate affiliates (collectively, the "Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Many financial advisors that sell shares of funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Affiliates do not make an independent assessment of the cost of providing such services.

      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

      REVENUE SHARING PAYMENTS. Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of funds. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial advisor's funds sales system, placing funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including funds in its fund sales system (on its "sales shelf"). Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor.

      The revenue sharing payments Affiliates make may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Affiliates also may make payments to certain financial advisors that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also may make payments to certain financial advisors that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

      OTHER CASH PAYMENTS. From time to time, Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the funds. This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). Affiliates make payments for entertainment events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial advisors that enable Affiliates to
   o participate in an/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
   o client entertainment, client and investor events, and other financial advisor-sponsored events, and
   o travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

      Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial advisor about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

      I.     ADDITIONAL SERVICES TO THE FUNDS
             --------------------------------

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. Heritage, subject to the control of the Board, will:

      o manage, supervise and conduct the administrative and business affairs of each fund;

      o  furnish office space and equipment;

      o  oversee the activities of the subadvisers and the Custodian; and

      o pay all salaries, fees and expenses of officers and Trustees of each fund who are affiliated with Heritage.

      Heritage is the transfer and dividend disbursing agent for each fund and provides certain shareholder servicing activities for customers of the funds. In addition, Heritage is the fund accountant for each fund except International Equity. State Street Bank & Trust is the fund accountant for International Equity. Each fund pays directly for fund accounting and transfer agent services.

      The following table shows the fees paid to Heritage as fund accountant for each of the indicated periods for all funds except International Equity:

------------------------------------------------------------------------------------
                            Fund Accounting Fees Paid
------------------------------------------------------------------------------------
Fund               9/1/06-10/31/06   9/1/05-8/31/06   9/1/04-8/31/05   9/1/03-8/31/04
------------------------------------------------------------------------------------
Capital            $  16,559         $  92,633        $  70,983        $  62,312
Appreciation
------------------------------------------------------------------------------------

                  10/1/06-10/31/06  10/1/05-9/30/06  10/1/04-9/30/05  10/1/03-9/30/04
------------------------------------------------------------------------------------
Growth and Income  $   7,826         $  93,964        $  67,110        $  59,989
------------------------------------------------------------------------------------
High Yield         $   9,347         $ 109,251        $  84,009        $  76,357
------------------------------------------------------------------------------------

                  11/1/05-10/31/06  11/1/04-10/31/05 11/1/03-10/31/04
------------------------------------------------------------------------------------
Core Equity        $  94,352         $  28,031        N/A
-------------------------------------------------------------------------------------
Diversified Growth $  95,857         $  73,242        $  64,126
-------------------------------------------------------------------------------------
Growth and Income                    $  67,110        $  59,989
-------------------------------------------------------------------------------------
High Yield                           $  84,009        $  76,357
-------------------------------------------------------------------------------------
Mid Cap            $  96,252         $  73,353        $  64,402
-------------------------------------------------------------------------------------
Small Cap          $  96,352         $  73,157        $  64,619
-------------------------------------------------------------------------------------

      CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of each fund's assets. The Custodian also provides portfolio accounting and certain other services for the funds.

      LEGAL COUNSEL. Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.

      INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 101 E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, is the independent registered certified public accounting firm for the funds. The Financial Statements of the funds that appear in this SAI have been incorporated by reference into the SAI. The financial statements were audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm.

      J.     POTENTIAL LIABILITY
             -------------------

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund. To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a fund's obligations, that fund is required to use its property to protect or compensate the shareholder. On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

      The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                                          Appendix A
                                    INVESTMENT TYPES GLOSSARY

      EQUITY SECURITIES:

      COMMON STOCKS. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      CONVERTIBLE SECURITIES. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

      PREFERRED STOCK. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

      WARRANTS AND RIGHTS. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

      DEBT SECURITIES:

      DEBT SECURITIES. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

      FIXED AND FLOATING RATE LOANS. Fixed and floating rate loans ("Loans") are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). Loans may be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). These investments are considered to be investments in debt securities.

      BRADY BONDS. Brady Bonds, which are debt securities, generally denominated in U.S. dollars, are issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds also may be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate ("LIBOR").

      FOREIGN DEBT SECURITIES. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

      INVESTMENT GRADE/LOWER RATED SECURITIES:

      INVESTMENT GRADE SECURITIES. Investment grade securities include securities rated BBB or above by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by a fund's subadviser.

      LOWER RATED / HIGH-YIELD SECURITIES. Lower rated/high-yield securities are securities rated below investment grade, I.E., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by its subadviser. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

      SHORT-TERM MONEY MARKET INSTRUMENTS:

      BANKERS' ACCEPTANCES. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.

      CERTIFICATES OF DEPOSIT ("CDS"). CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded.
Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

      REPURCHASE AND REVERSE REPURCHASE AGREEMENTS:

      REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.

      REVERSE REPURCHASE AGREEMENTS. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. If required, at the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).

      U.S. GOVERNMENT AND ZERO COUPON SECURITIES:

      U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

      ZERO COUPON SECURITIES AND PAY IN KIND BONDS. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

      Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.

      FOREIGN SECURITIES EXPOSURE:

      DEPOSITARY RECEIPTS. Sponsored or unsponsored European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Special Drawing Rights ("SDRs") or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts"). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

      EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.

      EURO/YANKEE BONDS. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds").

      EURODOLLAR CERTIFICATES. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.

      AMERICAN DEPOSITARY RECEIPTS ("ADRS"):

      Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

      ADRs may be purchased through "sponsored" or "unsponsored" facilities and also include New York Shares ("NYRs"). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

      HEDGING INSTRUMENTS - FUTURES, FORWARDS, OPTIONS AND HEDGING TRANSACTIONS:

      GENERAL DESCRIPTION. Certain financial instruments ("Hedging Instruments"), include futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

      Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

      OPTIONS:

      Options may include options on securities, equity and debt indices and currencies.

      CHARACTERISTICS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      FUTURES AND OPTIONS ON FUTURES:

      GUIDELINES AND CHARACTERISTICS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

      The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

      Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      Forward currency transactions may serve as long hedges - for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      COMBINED   TRANSACTIONS.   A  fund  may  purchase  and  write  options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.

Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      SWAPS, CAPS, FLOORS AND COLLARS:

      A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between or among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of a reference index. The purchaser of a cap is entitled to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchaser of a floor is entitled to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate of amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      OPTIONS ON SWAP AGREEMENTS:

      A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the fund may incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

      INDEX SECURITIES:

      INDEX SECURITIES. Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the PRO RATA value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

                                   APPENDIX B
                                   ----------

                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS
----------------------------------------------------------------------------

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
-------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.